Exhibit 99.1

FARADAY FUTURE ANNOUNCES REVERSE STOCK SPLIT AND AUTHORIZED SHARE REDUCTION

LOS ANGELES--(BUSINESS WIRE)--Aug. 15, 2024 -- Faraday Future Intelligent Electric Inc. (Nasdaq: FFIE) (“Faraday Future”, “FF” or the “Company”), a California-based global shared intelligent electric mobility ecosystem company, today announced that the Company intends to implement a reverse stock split of the issued and outstanding shares of the Company’s common stock, par value $0.0001 per share (the “common stock”), at a ratio of 1-for-40 (the “reverse stock split”), that is expected to become effective at 5:00 p.m. ET on August 16, 2024. The Company’s common stock is expected to begin trading on a split-adjusted basis commencing upon market open on August 19, 2024.

As previously disclosed, at the Company’s Annual Meeting of Stockholders held on July 31, 2024, the Company’s stockholders voted to approve a proposal authorizing the Board of Directors of the Company (the “Board”) to amend the Company’s Third Amended and Restated Certificate of Incorporation (as amended, the “Charter”) to effect a reverse stock split of the Company’s issued and outstanding common stock and a corresponding reduction in the total number of shares of common stock the Company is authorized to issue. On August 4, 2024, the Board approved a 1-for-40 reverse stock split. As a result of the reverse stock split, every 40 shares of the Company’s issued and outstanding common stock will be automatically combined and converted into one issued and outstanding share of common stock. The Company’s Class A common stock will trade under a new CUSIP number, 307359 885, effective August 19, 2024, and remain listed on the Nasdaq Capital Market under the symbol “FFIE.” The Company’s Class B common stock will have a new CUSIP number, 307359 877, effective August 19, 2024. The Company’s publicly traded warrants will continue to be traded on the Nasdaq Capital Market under the symbol “FFIEW” and the CUSIP number for the warrants will remain unchanged. However, under the terms of the applicable warrant agreement, the number of shares of Class A common stock issuable on exercise of each warrant will be proportionately decreased. Specifically, following effectiveness of the reverse stock split, every 40 shares of Class A common stock that may be purchased pursuant to the exercise of public warrants now represents one share of Class A common stock that may be purchased pursuant to such warrants. Accordingly, for the Company’s warrants trading under the symbol “FFIEW”, every 40 warrants will be exercisable for one share of Class A common stock at an exercise price of $110,400 per share of Class A common stock. The reverse stock split reduces the number of shares of common stock issuable upon the conversion of the Company’s outstanding convertible securities, and the exercise or vesting of its outstanding stock options, restricted stock units and private warrants in proportion to the ratio of the reverse stock split and causes a proportionate increase in the conversion and exercise prices of such convertible securities, stock options, restricted stock units and private warrants. In addition, the authorized shares of common stock will be reduced from 4,169,812,500 to 104,245,313.

No fractional shares of common stock will be issued as a result of the reverse stock split. Stockholders of record who would otherwise be entitled to receive a fractional share will be entitled to receive from the Company one full share of the post-reverse stock split common stock. The reverse stock split impacts all holders of the Company’s common stock proportionally and will not impact any stockholder’s percentage ownership of the Company’s common stock.

Faraday Future has chosen its transfer agent, Continental Stock Transfer & Trust Company, to act as exchange agent for the reverse stock split. Stockholders owning shares via a bank, broker or other nominee will have their positions automatically adjusted to reflect the reverse stock split and will not be required to take further action in connection with the reverse stock split, subject to brokers’ particular processes.

Additional information about the reverse stock split and the related Charter amendment can be found in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on July 5, 2024.

ABOUT FARADAY FUTURE

Faraday Future is the pioneer of the Ultimate AI TechLuxury ultra spire market in the intelligent EV era, and the disruptor of the traditional ultra-luxury car civilization epitomized by Ferrari and Maybach. FF is not just an EV company, but also a software-driven intelligent internet company. Ultimately FF aims to become a User Company by offering a shared intelligent mobility ecosystem. FF remains dedicated to advancing electric vehicle technology to meet the evolving needs and preferences of users worldwide, driven by a pursuit of intelligent and AI-driven mobility.

FORWARD LOOKING STATEMENTS

This press release includes “forward looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements, which include statements regarding the expected timing and implementation of the reverse stock split and the commencement of trading of the Company’s post-split common stock, involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include, among others: the Company’s ability to continue as a going concern and improve its liquidity and financial position; the Company’s ability to regain compliance with, and thereafter continue to comply with, the Nasdaq listing requirements; the Company’s ability to pay its outstanding obligations; the Company’s ability to raise necessary capital, including but not limited to the capital required to fund production of the FF 91 and the Bridge Strategy; the Company’s ability to remediate its material weaknesses in internal control over financial reporting and the risks related to the restatement of previously issued consolidated financial statements; the Company’s limited operating history and the significant barriers to growth it faces; the Company’s history of losses and expectation of continued losses; the success of the Company’s payroll expense reduction plan; the Company’s ability to execute on its plans to develop and market its vehicles and the timing of these development programs; the Company’s estimates of the size of the markets for its vehicles and cost to bring those vehicles to market; the rate and degree of market acceptance of the Company’s vehicles; the Company’s ability to cover future warrant claims; the success of other competing manufacturers; the performance and security of the Company’s vehicles; current and potential litigation involving the Company; the Company’s ability to receive funds from, satisfy the conditions precedent of and close on the various financings described elsewhere by the Company; the result of future financing efforts, the failure of any of which could result in the Company seeking protection under the Bankruptcy Code; the Company’s indebtedness; the Company’s ability to cover future warranty claims; insurance coverage; general economic and market conditions impacting demand for the Company’s products; potential negative impacts of a reverse stock split; potential cost, headcount and salary reduction actions may not be sufficient or may not achieve their expected results; circumstances outside of the Company’s control, such as natural disasters, climate change, health epidemics and pandemics, terrorist attacks, and civil unrest; risks related to the Company’s operations in China; the success of the Company’s remedial measures taken in response to the Special Committee findings; the Company’s dependence on its suppliers and contract manufacturer; the Company’s ability to develop and protect its technologies; the Company’s ability to protect against cybersecurity risks; the ability of the Company to attract and retain employees; any adverse developments in existing legal proceedings or the initiation of new legal proceedings; and volatility of the Company’s stock price. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s Form 10-K for the year ended December 31, 2023 filed with the Securities and Exchange Commission (“SEC”) on May 28, 2024, as amended on May 30, 2024 and June 24, 2024, as updated by the “Risk Factors” section of the Company’s Form 10-Q for the quarter ended March 31, 2024 filed with the SEC on July 30, 2024, and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investors (English): ir@faradayfuture.com
Investors (Chinese): cn-ir@faradayfuture.com
Media: john.schilling@ff.com